SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 18, 2000


                              REGENCY GROUP LIMITED
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEVADA                       000-26687                 88-0416790
----------------------------   ------------------------   ----------------------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of  Incorporation)                                   Identification Number)


8930 E. Raintree Drive, Suite A, Scottsdale, Arizona                85260
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     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (480) 444-2014


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


        This report amends the report on Form 8-K filed August 11, 2000

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     During the audited period from inception through December 31, 1999 and through the subsequent interim periods ending August 10, 2000, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreements in connection with his report. The accountants report on the financial statements did not contain an adverse opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company has furnished G. Brad Beckstead with a copy of the foregoing disclosure and requested G. Brad Beckstead to furnish it with a letter addressed to the Securities and Exchange Commission indicating any disagreements with the foregoing statements. A copy of the letter of G. Brad Beckstead to the Securities and Exchange Commission, dated September 18, 2000 is filed as Exhibit
16.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit Number 16.1   Letter from G. Brad Beckstead to the Securities
                               and Exchange Commission dated September 18, 2000.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENCY GROUP LIMITED


                                        By: /s/ Joe Romano
                                           ----------------------------
                                        Its: CEO
                                            ---------------------------
                                        Dated: September 18, 2000
                                              -------------------------

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
                                  EXHIBIT INDEX


      Exhibit Number                   Description
      --------------                   -----------

          16.1                Letter from G. Brad Beckstead